Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with General Maritime Corporation’s (the “Company”) quarterly report on Form 10-Q for the three months ending September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 6, 2009	/s/ Jeffrey D. Pribor
Name: Jeffrey D. Pribor
Title: Chief Financial Officer & Executive Vice President

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.